UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2008

ELECTRONIC ARTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-17948 (Commission File Number)	94-2838567 (IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California (Address of principal executive offices)	94065-1175 (Zip Code)

(650) 628-1500

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On August 25, 2008, Electronic Arts Inc. (“EA”) and Take-Two Interactive Software, Inc. (“Take-Two”) entered into the confidentiality agreement contemplated by the letter of August 17, 2008 from Strauss Zelnick, Executive Chairman of the Board of Directors of Take-Two to John Riccitiello, Chief Executive Officer of EA, and the letter of August 18 from Mr. Riccitiello to Mr. Zelnick. The terms of the confidentiality agreement prohibit each of EA and Take-Two from, among other things, publicly disclosing the status or terms of any discussions or negotiations between EA and Take-Two unless EA or Take-Two notifies the other that it is terminating discussions. As a result, EA does not intend to make any further announcements regarding the status of any discussions or negotiations with Take-Two unless and until discussions between EA and Take-Two have been terminated or such parties have entered into a transaction. As previously disclosed, EA now requires due diligence to support any proposal to acquire Take-Two and there can be no assurance that any proposal, negotiations or transaction will result.

Forward Looking Statements

Some statements set forth in this Form 8-K contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the possibility that EA will not make any proposal to Take-Two; the possibility that EA and Take-Two will not enter into discussions or negotiations of any kind; the possibility that, even if EA and Take-Two enter into discussions and/or negotiations, a transaction will not be entered into; the possibility that, even if EA and Take-Two agree to enter into a transaction, such transaction may not be consummated or may be delayed; the effect of the announcement of discussions and/or negotiations between EA and Take-Two or the consummation of a transaction on EA’s and Take-Two’s strategic relationships, operating results and business generally, including the ability to retain key employees; and other factors described in EA’s SEC filings (including EA’s Annual Report on Form 10-K for the year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2008). If any of these risks or uncertainties materializes, a transaction between EA and Take-Two may not be consummated, the potential benefits of the transaction may not be realized, EA’s and/or Take-Two’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements.

All information in this Item 8 is as of the date on which this Report on Form 8-K is filed with the Securities and Exchange Commission. EA undertakes no duty to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC. (Registrant)

Date: August 25, 2008	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary